UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 21, 2005 Date of Report (date of earliest event reported):

Harleysville Savings Financial Corporation (Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-29709 (Commission File Number)	23-3028464 (IRS Employer Identification No.)

271 Main Street, Harleysville Pennsylvanie (Address of principal executive offices)	19438 (Zip Code)

(215) 256-8828 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

        On July 20, 2005, Harleysville Savings Financial Corporation issued a press release announcing its results of operations for the three and nine months ended June 30, 2005. A copy of the press releases is included as Exhibit 99.1 and is incorporated herein by reference.

        This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.     Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibit is included with this Report:

Exhibit No. 99.1	Description Press Releases, dated July 20, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Harleysville Savings Financial Corporation By: /s/ Brendan J. McGill Name: Brendan J. McGill Title: Senior Vice President and Chief Financial Officer Date: July 21, 2005